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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 4, 1999


                              3DX TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                    0-21841                76-0386601
 (State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)             File Number)         Identification No.)

        12012 Wickchester, Suite 250                        77079
              Houston, Texas                             (Zip Code)
      (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (281) 579-3398



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Item 5.   Other Events.

                  On January 4, 1999, 3DX Technologies Inc. (the "Company") announced that it exercised its right to terminate the Letter of Intent to merge with Fortune Natural Resources Corporation since a signed definitive merger agreement was not entered into by December 31, 1998.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  1. Letter terminating Letter of Intent between Fortune and the Company, dated as of January 4, 1999.

                  2. Press release issued by the Company, dated as of January 4, 1999.









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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            3DX TECHNOLOGIES INC.



Dated: January 12, 1999                      By: /s/ Russell Allen
                                               --------------------------------
                                                Russell Allen
                                                Chief Financial Officer













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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
    99.1         Letter terminating Letter of Intent between Fortune and
                 the Company, dated as of January 4, 1999.

    99.2 Press release issued by the Company, dated as of January 4, 1999.